UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 12, 2003



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                   1-14168               13-3781263
(State or other jurisdiction of      (Commission           (IRS Employer
         incorporation)              File Number)        Identification No.)


              139 Centre Street,                         10013
              New York, New York
   (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         At a meeting held on September 12, 2003, the Audit Committee of the Board of Directors of Globix Corporation (the "Company") recommended and approved a change in certifying accountant for the Company. Accordingly, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants on September 12, 2003.

         PWC's reports on the Company's financial statements for the seven-month period ended April 30, 2002 and as of and for the five-month period ended September 30, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         From the date of PWC's engagement on July 31, 2002 through September 12, 2003, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its report on the financial statements for such periods.

         From the date of PWC's engagement on July 31, 2002 through September 12, 2003, there have been no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that on August 13, 2003 PWC reported to us the following:

         During the course of the past fifteen months the Company has had to face many challenging and often times complex issues, including bankruptcy and fresh start accounting, restructuring and restatements as well as delayed SEC filings. In addition, the Company has experienced significant turnover and shortages in key accounting staff positions during the past twelve months. PWC believes that the combination of these issues has stressed the capabilities of the accounting staff and has created material weaknesses within the Company's accounting and reporting controls. The management letter indicated that the shortage of qualified accounting personnel had required PWC to perform significantly more work in connection with the audit of the Company's financial statements for the seven-month period ended April 30, 2002 and the five-month period ended September 30, 2002. The management letter recommended hiring at least two additional senior financial staff members, one of whom would be required to be the controller.

         The Company agreed with these findings and recommendations and as such, the management letter noted that the Company had hired a controller who began work on July 15, 2003. In addition, the Company has been seeking to hire additional senior financial staff members. Since the date of the management letter, the Company has filed the reports necessary to catch up with its filing obligations for the seven-month period ended April 30, 2002 and the five-month period ended September 30, 2002.

         The Company has provided PWC with a copy of the foregoing disclosures. The Company requested that PWC furnish it with a letter addressed to the



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Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter from PWC, dated September 19, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         At its meeting on September 12, 2003, the Audit Committee of the Company's Board of Directors recommended and approved the engagement of Amper, Politziner & Mattia, P.C. as the Company's independent accountants. Accordingly, the Company engaged Amper, Politziner & Mattia, P.C. as its independent accountants, effective September 12, 2003. During the two most recent fiscal years and through September 12, 2003, the Company has not consulted with Amper, Politziner & Mattia, P.C. regarding any matter that would require reporting under Item 304(a)(2) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) The following exhibit is filed as part of this report:


Exhibit Number       Description
--------------       -----------
Exhibit 16.1         Letter from PricewaterhouseCoopers LLP to the
                     Securities and Exchange Commission, dated September 19,
                     2003.
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 19, 2003               Globix Corporation

                                        By: /s/ Robert M. Dennerlein
                                            -----------------------------------
                                               Name:  Robert M. Dennerlein
                                               Title:    Chief Financial Officer




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